SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                         TRI-COUNTY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                 [Tri-County Financial Corporation Letterhead]








                                  April 9, 2001




Dear Stockholder:

     I am pleased to invite you to attend the Annual Meeting of the Stockholders of Tri-County Financial Corporation (the "Company") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 9, 2001 at 10:00 a.m.

     The attached Notice and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of the Company as well as a representative of Stegman & Company will be present to respond to any questions stockholders may have.

     Your vote is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


                              Sincerely,

                              /s/ Michael L. Middleton

                              Michael L. Middleton
                              President and Chief Executive Officer

                        TRI-COUNTY FINANCIAL CORPORATION

                              3035 LEONARDTOWN ROAD
                             WALDORF, MARYLAND 20601
                                 (301) 645-5601


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Tri-County Financial Corporation (the "Company") will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 9, 2001, at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of four directors of the Company; and

     2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. The Board of Directors has fixed the close of business on March 26, 2001, as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ H. Beaman Smith

                                    H. BEAMAN SMITH
                                    Secretary

Waldorf, Maryland
April 9, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                        TRI-COUNTY FINANCIAL CORPORATION
                              3035 LEONARDTOWN ROAD
                             WALDORF, MARYLAND 20601
                                 (301) 645-5601



--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 9, 2001
--------------------------------------------------------------------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri-County Financial Corporation ("Tri-County Financial" or the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 9, 2001 at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 9, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address shown above, by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The mere presence of a stockholder at the Annual Meeting will not in and of itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is properly presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on March 26, 2001 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 773,053 shares of common stock, par value $.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     The following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the Company's outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by each director, each executive officer named in the summary compensation table and by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, management knows of no person, other than those set forth in the table below, who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. All beneficial owners listed in the table have the same address as the Company.

                                                                            PERCENT OF SHARES
NAME OF BENEFICIAL                          AMOUNT AND NATURE OF             OF COMMON STOCK
    OWNERS                                 BENEFICIAL OWNERSHIP(1)            OUTSTANDING (2)
------------------                         -----------------------          -----------------
Michael L. Middleton                               89,642 (3)                     11.14%
Catherine A. Askey                                    105                          0.01%
C. Marie Brown                                     33,038 (4)                      4.07%
W. Edelen Gough, Jr.                               14,121 (5)                      1.82%
Louis P. Jenkins, Jr.                               7,365 (6)                      0.95%
Herbert N. Redmond, Jr.                             9,605 (5)(6)                   1.24%
H. Beaman Smith                                    30,301 (5)                      3.90%
Gregory C. Cockerham                               20,404 (7)                      2.60%

All Directors, Executive Officers and             205,002 (8)                     24.31%
   Nominees as a Group (9 persons)

Community Bank of Tri-County                       54,042 (9)                      6.99%
  Employee Stock Ownership Plan ("ESOP")

--------------------
(1) Includes certain shares owned by spouses, or as custodian or trustee for minor children over which shares all officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group may acquire through the exercise of options within 60 days of the Record Date.
(3) Includes 30,894 shares of Common Stock which may be acquired upon the exercise of stock options. Also includes 9,040 shares of Common Stock allocated to Mr. Middleton's account in the ESOP.
(4) Includes 14,431 shares of Common Stock which may be acquired upon the exercise of stock options and 6,010 shares of Common Stock allocated to Ms. Brown's account in the ESOP.
(5) Includes 2,200, 4,205 and 4,205 shares that may be acquired upon the exercise of options by Directors Redmond, Gough and Smith, respectively.
(6) Includes 6,865 shares of Common Stock held by the ESOP which have not been allocated to the accounts of participants over which shares the named individual may exercise shared voting power in his capacity as an ESOP trustee.
(7) Includes 12,347 shares of Common Stock which may be acquired upon the exercise of stock options and 5,408 shares of Common Stock allocated to Mr. Cockerham's account in the ESOP.
(8) Includes 69,703 shares of Common Stock which may be acquired upon the exercise of stock options. Also includes 20,458 shares of Common Stock allocated to the accounts of all executive officers and directors as a group in the ESOP and 6,865 shares held by the ESOP that are not allocated to the accounts of participants over which certain directors may exercise shared voting power in their capacities as ESOP trustees.
(9) Includes 6,865 shares held in a suspense account for future allocation and/or distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in the manner directed by the ESOP committee.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Tri-County Financial's Board of Directors currently consists of seven members. The Company's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually.

     In November 2000, the Board of Directors was expanded to nine and Catherine
A. Askey and Louis P. Jenkins, Jr. were appointed to the Board. Effective December 28, 2000, Gordon A. O'Neill and Henry A. Shorter, Jr. retired from the Board of Directors after many years of loyal and dedicated service and the size of the Board of Directors was reduced back to seven. Under the Articles of Incorporation, directors appointed by the Board of Directors must stand for election at the next annual meeting.

     The Board of Directors has nominated for election as directors Michael L. Middleton, Louis P. Jenkins and C. Marie Brown to serve for three-year terms and until their successors are elected and qualified and has nominated Catherine A. Askey to serve for a two-year term and until her successor is elected and qualified. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. The Company's Articles of Incorporation provide that stockholders may not cumulate their votes for the election of directors.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Under the Company's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Annual Meeting. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

     The following table sets forth certain information for each nominee and director continuing in office.

                                                                   YEAR
                                        AGE AT                     FIRST                    CURRENT
                                       DECEMBER                   ELECTED                   TERM TO
          NAME                         31, 2000                 DIRECTOR(1)                 EXPIRE
          ----                         --------                 -----------                 ------
BOARD NOMINEE FOR A TERM TO EXPIRE IN 2003:

Catherine A. Askey                        41                      2001                       2001

BOARD NOMINEES FOR A TERM TO EXPIRE IN 2004:

Michael L. Middleton                      53                      1979                       2001

C. Marie Brown                            58                      1991                       2001

Louis P. Jenkins, Jr.                     29                      2001                       2001

DIRECTORS CONTINUING IN OFFICE:

W. Edelen Gough, Jr.                      72                      1970                       2002

H. Beaman Smith                           55                      1986                       2002

Herbert N. Redmond, Jr.                   60                      1997                       2003

______________
(1) Reflects the year first elected as a director of Community Bank of Tri-County (the "Bank"). With the exception of Ms. Brown, who was appointed in October 1991, Mr. Redmond, who was appointed in May 1997 and Ms. Askey and Mr. Jenkins who were appointed in November 2000, each director became a director of the Company on the date of its incorporation in September 1989.

     The principal occupation of each director of Tri-County Financial is set forth below. Unless otherwise noted, all directors have held the position described below for at least the past five years and reside in southern Maryland.

     CATHERINE A. ASKEY is a Certified Public Accountant, and Member/Owner of Askey, Askey & Associates, CPA, LLC, in Leonardtown, Maryland. She earned her Bachelor of Science degree from the University of Maryland. For the past 15 years, Ms. Askey has worked with Tri-county businesses, for civic and church organizations, and as an advisor to non-profits.

     MICHAEL L. MIDDLETON is President and Chief Executive Officer of the Company and the Bank. Mr. Middleton joined the Bank in 1973 and served in various management positions until 1979 when he became President of the Bank. Mr. Middleton is a Certified Public Accountant and holds a Masters of Business Administration. As President and Chief Executive Officer of the Bank, Mr. Middleton is responsible for the overall operation of the Bank pursuant to the policies and procedures established by the Board of Directors. Mr. Middleton is a member of the Rotary Club of Waldorf and is a Paul Harris Fellow. Since December 1995, Mr. Middleton has served on the Board of Directors of the Federal Home Loan Bank of Atlanta and also serves as its Board Representative to the Council of Federal Home Loan Banks. In January 2000, Mr. Middleton was appointed to the National Association of Home Builders Mortgage Roundtable.

     C. MARIE BROWN has been associated with the Bank for 27 years and serves as its Chief Operating Officer. Ms. Brown is an alumna of Charles County Community College with an associates of arts degree in management development. She is a supporter of the Handicapped and Retarded Citizens of Charles County and of Zonta and serves on various administrative committees of the Hughesville Baptist Church and the board of the Charles County chapter of the American Red Cross.

     LOUIS P. JENKINS, JR. is a partner in the law firm of Louis P. Jenkins, P.A. located in La Plata, Maryland. Prior to entering private practice, Mr. Jenkins served as an Assistant State's Attorney in Charles County, Maryland from 1997 to 1999. From 1996 to 1997, he clerked for the Honorable Robert C. Nalley of the Charles County Circuit Court. Mr. Jenkins is involved in a number of public service organizations which include serving on the Board of Directors for the Charles County Bar Association and the Charles County Chapter of the American Red Cross.

     W. EDELEN GOUGH, JR. retired from his position as senior vice president in charge of administration of the Company and the Bank in May 1994. He had served in this capacity with the Bank since 1970. He is a member and director of the Rotary Club of Leonardtown, Maryland and a member and Vice President of the Literary Council of St. Mary's County.

     H. BEAMAN SMITH is the Secretary/Treasurer of the Company, President of Accoware, a computer software company, and Vice President of Fry Plumbing Company of Washington, D.C. Mr. Smith is a Trustee of the Ferguson Foundation, a member of the Bryans Road Sports Council and the Treasurer of the Mayaone Association.

     HERBERT N. REDMOND, JR. is the Senior Vice President and Manager of the St. Mary's County office of the D.H. Steffens Company, which provides civil engineering, land planning and land surveying services. He is a member and director of the Leonardtown Rotary, serves as a director on the Health Share of St. Mary's County and the St. Mary's County Building Officials and Code Administrators Appeals Boards, participates in the St. Mary's County Development Review Forum and is a member of the St. Mary's County Historical Society.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During fiscal year 2000, the Board of Directors held 12 meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during the period he or she served on the Board.

     The Company's Audit Committee consists of Directors Catherine A. Askey, Chairman, Louis P. Jenkins and Herbert N. Redmond, Jr. The Audit Committee meets with the Company's independent auditors in connection with their annual audit and reviews the Company's accounting and financial reporting policies and practices. All of the members of the Audit Committee are independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s listing standards. The Company's Audit Committee has adopted a written charter, a copy of which appears as an appendix to this Proxy Statement. The Audit Committee met once during 2000.

     The Company's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor established any procedures for this purpose. The Board of Directors met once in its capacity as nominating committee during 2000. The Company does not have a separate compensation committee. Compensation matters are considered by the full Board of Directors.


--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation awarded to or earned in the last three years by the chief executive officer of the Company and each other executive officers who earned in excess of $100,000 in salary and bonus in 2000 (the "Named Executive Officers").

                                                                                LONG-TERM
                                              ANNUAL COMPENSATION          COMPENSATION AWARDS
NAME AND PRINCIPAL                          --------------------------       --  SECURITIES           ALL OTHER
    POSITION                        YEAR    SALARY            BONUS(1)     UNDERLYING OPTIONS       COMPENSATION
------------------                  ----    ------            -------      ------------------       ------------

Michael L. Middleton                2000    $  163,840        $  82,574            2,239           $   41,949  (2)
  President and Chief               1999       161,413           80,145            1,807               27,799
  Executive Officer                 1998       141,979           93,053            5,024               28,245

C. Marie Brown                      2000    $  108,266        $  42,313            1,161           $   39,619  (3)
  Executive Vice President          1999       103,389           41,068              926               25,597
  and Chief Operating Officer       1998        94,085           49,331            3,945               25,074

Gregory C. Cockerham                2000    $   99,198        $  36,013            1,209           $   26,192  (4)
  Executive Vice President          1999        93,861           34,953              788               13,632
  and Chief Lending Officer         1998        84,731           41,650            3,755               12,832

_____________
(1)      Represents  bonuses  paid  pursuant to the Bank's  Executive  Incentive
         Compensation  Plan (the "Incentive  Plan").  For each year in which the
         Incentive Plan is in effect, the Bank establishes a bonus pool equal to
         10% of net income after taxes (but before  deduction of bonuses payable under the Incentive Plan) multiplied by the "Multiplier," as determined in accordance  with the Incentive Plan. For fiscal 2000, the Multiplier was the  average  of (i) the  percentage  obtained  when the  Company's return on equity  ("ROE") is divided by 90% of the median ROE of a peer group  comprised  of  commercial  banks in the  fifth  Federal  Reserve district plus (ii) the percentage  obtained when the median  percentage of  noncurrent  to  gross  loans of the peer  group is  divided  by the percentage of the Bank's  noncurrent to gross loans;  provided that the
         Multiplier  shall not exceed  1.0.  The bonus pool is  allocated  among officers in  proportion  to the ratio a designated  percentage of their base salary (the "Allocation Base") bears to the total Allocation Bases of all participating officers. In addition, each participant is granted an option  under the 1995 Stock  Option and  Incentive  Plan to acquire shares  having a market  value  equal to 60% of the  bonus to which the participant is entitled under the Incentive Plan.
                                                                            (footnotes continued on following page)


                                       5

(2) Consists of $10,000 in directors' fees, the value of the shares ($25,514) allocated to the participant's account in the ESOP, $5,100 in matching contributions under the 401(k) Plan and split-dollar life insurance premiums of $1,335.
(3) Consists of $9,600 in directors' fees, the value of the shares ($24,353) allocated to the participant's account in the ESOP, $9,636 in matching contributions under the 401(k) Plan and split-dollar life insurance premiums of $1,030.
(4) Consists of the value of the shares ($21,609) allocated to the participant's account in the ESOP, $4,178 in matching contributions under the 401(k) Plan and split-dollar life insurance premiums of $405.

     OPTION GRANTS IN FISCAL YEAR 2000. The following table contains information concerning the grants of stock options during the year ended December 31, 2000 to the Named Executive Officers. All such options were granted under the 1995 Stock Option and Incentive Plan and were fully vested at the date of grant. No stock appreciation rights ("SARs") were granted to the Named Executive Officers during fiscal year 2000.

                                             PERCENT
                                            OF TOTAL
                             NUMBER OF       OPTIONS
                            SECURITIES      GRANTS TO
                            UNDERLYING      EMPLOYEES
                             OPTIONS        IN FISCAL     EXERCISE          EXPIRATION
NAME                         GRANTED          YEAR          PRICE             DATE
----                        ---------       ----------    ---------         ----------

Michael L. Middleton            193             2.1%        $26.60          12/31/2009
                              2,046            22.3          26.70          12/31/2010

C. Marie Brown                   74             0.8          26.60          12/31/2009
                              1,087            11.8          26.70          12/31/2010

Gregory C. Cockerham            212             2.3          26.60          12/31/2009
                              1,997            10.9          26.70          12/31/2010

     AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND YEAR-END OPTION VALUES. The following table sets forth information concerning exercises of stock options by the Named Executive Officers during the year ended December 31, 2000, as well as the value of options held by such persons at the end of the fiscal year. No SARs have been granted to any of the Named Executive Officers.

                                                                   NUMBER OF                  VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                        SHARES ACQUIRED        VALUE          AT FISCAL YEAR-END             AT FISCAL YEAR-END (1)
NAME                      ON EXERCISE       REALIZED(1)  (ALL IMMEDIATELY EXERCISABLE)   (ALL IMMEDIATELY EXERCISABLE)
----                      -----------       -----------  -----------------------------   -----------------------------

Michael L. Middleton         2,500            $41,050               30,894                          $370,557
C. Marie Brown               1,000            $16,420               14,431                          $147,440
Gregory C. Cockerham          --                --                  12,347                          $117.365

----------
(1) Based on the difference between the exercise price and the fair market value of the underlying securities on the date of exercise or at fiscal year-end, as the case may be.

     EMPLOYMENT AGREEMENTS. The Bank maintains an employment agreement with Michael L. Middleton which currently provides for an annual salary of $169,742. The agreement provides for Mr. Middleton's employment for a period of five years, subject to annual one-year extensions. The agreement provides for termination for cause or upon certain events specified in the agreement. The agreement is also terminable by the Bank without cause, in which case Mr.
Middleton would be entitled to compensation as in effect on the date of termination up to the expiration date of the agreement payable in a lump sum or in periodic payments (at the option of Mr. Middleton), plus full life, health, disability and other benefits as in effect on the date of termination up to the expiration date of the agreement. If, following a change in control of the Company or the Bank, the Bank terminates Mr. Middleton's employment for any reason other than (i) just cause, as defined in the agreement or (ii) if the Bank otherwise changes the capacity or circumstances in which Mr. Middleton is employed or causes a reduction in his responsibilities, authority, compensation or other benefits provided under the agreement without Mr. Middleton's consent, then Mr. Middleton shall be entitled to receive an amount equal to 2.99 times the average annual compensation payable by the Bank and includable in Mr. Middleton's gross income for the most recent five taxable years. Control refers to certain enumerated events, including the ownership of 25% or more of the Bank's or Company's Common Stock by any person or group. The agreement provides, among other things, for annual review of compensation, for participation in an equitable manner in any stock option plan or incentive plan to the extent authorized by the Bank's Board of Directors for its key management employees and for participation in pension, group life insurance, medical coverage and in other employee benefits applicable to executive personnel.

     The Bank maintains a similar employment agreement with C. Marie Brown, Executive Vice President and Chief Operating Officer. Ms. Brown's agreement has a three-year term and provides for a current annual salary of $122,707 and a change in control payment equal to 2.00 times Ms. Brown's five-year average annual compensation.

     The Bank maintains a similar employment agreement with Gregory C. Cockerham, Executive Vice President of Lending. Mr. Cockerham's agreement has a three-year term and provides for a current annual salary of $113,400 and a change in control payment equal to 2.00 times Mr. Cockerham's five-year average annual compensation.

     The aggregate payments that would be made to Mr. Middleton, Ms. Brown and Mr. Cockerham assuming the termination of their employment under the foregoing circumstances at December 31, 2000 would be approximately $690,657, $274,707 and $238,107, respectively.

     The Company has entered into Guaranty Agreements with each of Mr. Middleton, Ms. Brown and Mr. Cockerham pursuant to which it has agreed to be jointly and severally liable for amounts payable under their employment agreements.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     BOARD FEES. Directors of the Company receive fees of $300 per meeting attended. Members of the Bank's Board of Directors currently receive fees of $400 per meeting attended and an annual retainer of $3,500. Members of the Bank's executive committee receive a fee of $400 per meeting attended. Members of the Company's audit committee receive fees of $300 per meeting attended.

     STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Company maintains a stock option plan for non-employee directors, adopted by the Board of Directors in December 1995. Under that plan, the Company granted to non-employee directors options to purchase an aggregate of 8,750 shares of the Common Stock during 1995. In October, 1998, the Board of Directors approved an amendment to the plan to reserve an additional 11,000 shares under the plan. Options to purchase all of these 11,000 shares were granted to directors during 1998.

     DIRECTOR RETIREMENT PLAN. The Bank's Board of Directors has adopted a retirement plan for members of the Board of Directors of the Bank (the "Directors' Plan"), effective January 1, 1995. Under the Directors' Plan, each non-employee director of the Bank will receive an annual retirement benefit for ten years following his termination of service on the Bank's Board in an amount equal to the product of his "Benefit Percentage," his "Vested Percentage," and $3,500. A participant's "Benefit Percentage" is based on his overall years of service as a non-employee director of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for five to nine years of service, to 66-2/3% for 10 to 14 years of service, and to 100% for 15 or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant was serving on the Board on January 1, 1995 (the "Effective Date"), increases to 66-2/3% if the participant completes one year of service after the Effective Date, and becomes 100% if the participant completes a second year of service after the Effective Date. However, in the event a participant retires from service on the Board due to "disability" (as determined by the Board of Directors of the Bank) or for any reason after attaining age 65, the participant's Vested Percentage will become 100% regardless of his years of service. A participant's vested percentage will also become 100% in the event of a "change in control" (as defined in the Directors' Plan). This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

     If a participant terminates service on the Board due to disability, the Bank will pay the participant each year for ten years an amount equal to the product of his Benefit Percentage and $3,500. The Directors' Plan also provides death benefits to a participant's surviving spouse under certain conditions.

     The Directors' Plan also establishes a deferred compensation program for members of the Board of Directors of the Bank. Under the Directors' Plan, directors of the Bank may elect to defer all or any portion of the fees and/or salary otherwise payable to him or her in cash for any calendar year in which the Directors' Plan is in effect. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited annually with: (a) the investment return which would have resulted if such deferred amounts had been invested in savings accounts having a return equal to the highest interest rate which the Bank pays on certificates of deposit, regardless of their term, and (b) a deemed matching contribution by the Bank in an amount equal to the product of the "Multiplier" (as defined below) for the calendar year, and 1.5% of the participant's aggregate fee deferrals for the year. The multiplier equals the average of (i) the percentage obtained when the Company's return on equity ("ROE") is divided by 90% of the median ROE of a peer group comprised of commercial banks in the fifth Federal Reserve district plus
(ii) the percentage obtained when the median percentage of noncurrent to gross loans of the peer group is divided by the percentage of the Bank's noncurrent to gross loans; provided that the Multiplier shall not exceed 1.0. Participants may determine the time and form of benefit payments and may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that (i) elections designating a beneficiary or ceasing future contributions will be given immediate effect, and (ii) participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation.


--------------------------------------------------------------------------------
                   TRANSACTIONS WITH THE COMPANY AND THE BANK
--------------------------------------------------------------------------------

     The Bank has followed a policy of offering loans to its officers, directors and employees for the financing and improvement of their personal residences as well as consumer loans. These loans are made in the ordinary course of business and upon substantially the same terms, including collateral, interest rate and origination fees, as those prevailing at the time for comparable transactions, and do not involve more than the normal risk of collectibility or present any unfavorable features.

     Director Louis P. Jenkins, Jr. is a partner in the law firm of Louis P. Jenkins, P.A. which performed legal services for the Bank and its borrowers during fiscal year 2000 and is expected to perform similar services during the current fiscal year.


--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year or written representations from such persons that no annual reports of changes in beneficial ownership were required, the Company believes that during 2000, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements, except for William J. Pasenelli who did not timely file his initial report of beneficial ownership on Form 3.

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors presently intends to renew the Company's arrangements with Stegman & Company to be its independent auditors for the fiscal year ending December 31, 2001. A representative of Stegman & Company is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if so desired.

     AUDIT FEES. During the fiscal year ended December 31, 2000, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2000 were $38,582.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not engage Stegman & Company to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     ALL OTHER FEES. For the fiscal year ended December 31, 2000, the aggregate fees paid by the Company to Stegman & Company for all other services (other than audit services and financial information systems design and implementation services) were $9,792.


--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Stegman & Company, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from Stegman & Company the written disclosures and the letter required to be delivered by Stegman & Company under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of Stegman & Company their independence.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on the its review of the financial statements, its discussion with Stegman & Company regarding SAS 61, and the written materials provided by Stegman & Company under ISB Standard No. 1 and the related discussion with Stegman & Company of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE

                                            CATHERINE A. ASKEY
                                            LOUIS P. JENKINS, JR.
                                            HERBERT N. REDMOND, JR.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof by the person or persons voting the proxies as directed by a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to conducting solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, TRI-COUNTY FINANCIAL CORPORATION, 3035 LEONARDTOWN ROAD, WALDORF, MARYLAND 20601.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 3035
Leonardtown Road, Waldorf, Maryland 20601 no later than December 11, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the Company not fewer than 30 days nor more than 60 days prior to any such meeting; provided, however, that if notice or public disclosure of the meeting is given fewer than 40 days before the meeting, such written notice shall be delivered or mailed to the secretary of the Company not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ H. Beaman Smith

                                              H. BEAMAN SMITH
                                              Secretary

Waldorf, Maryland
April 9, 2001

                                                                     APPENDIX A
                             AUDIT COMMITTEE CHARTER


PURPOSE-AND  RESPONSIBILITIES:  The primary  purpose of the Audit Committee (the
-----------------------------
"Committee") is to assist the Boards of Directors (the "'Board") of the Tri County Financial Corporation ("Company") and Community Bank of Tri County (the "Bank") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the Company's legal and regulatory compliance as established by management and the Board.

RESPONSIBILITIES OF MANAGEMENT AND INDEPENDENT AUDITORS: While the Committee has
-------------------------------------------------------
the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits or for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent auditors, rather than the Committee. The Committee also is not responsible for ensuring compliance with laws or regulations, or for resolving disagreements, if any, between management and the independent auditor.

The Committee Shall:

                           ORGANIZATION AND REPORTING
                           --------------------------

1.   Review the adequacy of its Charter each year.

2.   Provide regular reports of its activities to the Board.

3.   As specifically directed by the Board,, investigate and report to the Board
     with  respect  to  matters   involving   financial   reporting,   financial
     accounting, internal controls, or compliance with laws and regulations.

                     RELATIONSHIPS WITH INDEPENDENT AUDITORS
                     ---------------------------------------

4. Review and recommend to the Board the engagement of independent auditors ('"auditors") and approve the fees to be paid under such engagements.

5.   Each year:
     a) Obtain the disclosures and letter from the auditors regarding the relationships between the auditors and the Company and the independence of the auditors (as required by Independence Standards Board Standard No. 1); and
     b) Discuss these materials and any relationships or services disclosed in them that may affect the objectivity and independence of the auditors.

6. Take or recommend to the Board that the Board take appropriate action to oversee the independence of the outside auditors.

                        AUDIT SCOPE AND INTERNAL CONTROLS
                        ---------------------------------

7. Review with management and the auditors, the scope of services required by the audit, major risk factors, significant accounting policies, audit conclusions regarding significant accounting estimates, and the compliance of the audit with the audit procedures (required by Section 10A of the Securities Exchange Act of 1934) relating to detection of illegal acts, identification of related party transactions, and evaluation of the Company as a going concern.

8. Review with management and the auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls.

9.   Discuss with management any significant  disagreements between the auditors
     or  accountants  and  management,   and  any  significant   changes  to  or
     restrictions on the planned scope of the audit.

                              FINANCIAL STATEMENTS
                              --------------------

10. Discuss with management and the auditors, issues regarding accounting principles and practices as well as legal and regulatory matters that could have a material impact on the financial statements or the adequacy of the internal control system, including required or suggested changes in auditing and accounting principles and practices.

11. Review and discuss with management and the auditors, the Company's interim financial statements included in the quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

12. Discuss with the auditors the matters required by Statement of Auditing Standards No. 61, as amended, which requires auditors to communicate certain matters to the Committee.

13. Based upon the review and discussions referred to in paragraphs 5, 11 and 12, recommend to the Board whether the financial statements should be included in the Company's annual report on Form 10-K.

                                EXTERNAL REPORTS
                                ----------------

14. Issue a report to be included in the Company's annual proxy materials stating that the Committee has fulfilled the responsibilities set forth in paragraphs 5, 11, 12 and 13.

                          LEGAL AND REGULATORY MATTERS
                          ----------------------------

15. Review regulatory examination reports and monitor management's efforts to comply with its regulatory obligation. Review compliance with laws and regulations with management and the auditors.

16. Discuss with management and the auditors any illegal acts reported by them, and take or recommend that the Board take appropriate remedial action.

                                 INTERNAL AUDIT
                                 --------------

17. Approve the appointment of any accounting firm engaged to perform internal audit functions, and approve the fees to be paid to such firm.

18. Review and approve the scope of internal audits and significant reports by the internal audit function, and review the effectiveness of the internal audit function in monitoring the system of internal controls.

REPORTING:  The  Committee  reports to the full  Board of Tri  County  Financial
---------
Corporation and Community Bank of Tri County. The Board establishes the Charter, membership and duties of the Committee, and, as representatives of the shareholders, has the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the auditors (or to nominate the outside auditor to be proposed for shareholder approval in the annual proxy statement). The auditors are accountable to the Audit Committee and the Board as representatives of the shareholders.

MEMBERSHIP:  The Committee shall consist of at least three members.  All members
----------
shall be outside, independent directors. The membership shall meet the independence, experience and other requirements of the Nasdaq National Market and the FDIA. The Board establishes the Chairman and number of membership of the Committee.

MEETING FREQUENCY: The Committee shall meet at least annually, and at such other
-----------------
times as are established by the Chairman, the Committee or the Board.

CONDUCT OF MEETINGS;  Joint  Committee:  The Committee  shall meet by conference
-------------------
call or in person. Minutes of the Committee are not required, but may be kept. Meetings of the Company and Committees are held jointly. Each Board has authority with respect to its Committee. The Committees and the Boards are referred to in the singular in this Charter from time to time for convenience.

AUTHORITY,  SUPPORT AND ADVICE: The Committee's  functions shall be supported by
------------------------------
the Chief Financial Officer. The Committee may hold meetings with auditors, internal audit personnel, outside counsel to the Company, and others as it deems appropriate. The Committee may rely on advisors regarding the application, contents, and meaning of auditing and accounting standards, laws, and regulations. The Committee may rely on the auditors to identify the matters required to be discussed and disclosed by the auditors.

                                 REVOCABLE PROXY

                        TRI-COUNTY FINANCIAL CORPORATION

                   ANNUAL MEETING OF STOCKHOLDERS MAY 9, 2001

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Herbert N. Redmond and W. Edelen Gough, Jr., with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Tri-County Financial Corporation (the "Corporation") that the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 9, 2001 at 10:00 a.m. and at any and all adjournments thereof, as follows:

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2001 ANNUAL MEETING.

Continued, and to be signed and dated, on reverse side.

                             Detach Proxy Card Here

-------------------------------------------------------------------------------------------------------------------

 ELECTION OF DIRECTORS         FOR all nominees [ ]     WITHHOLD AUTHORITY to vote [ ]     *EXCEPTIONS  [ ]
                                   listed below        for all nominees listed below.

Nominees:  Michael L. Middleton, C. Marie Brown, Catherine A. Askey and Louis P. Jenkins, Jr.
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,  MARK THE "EXCEPTIONS" BOX AND WRITE THAT
NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
*Exceptions _______________________________________________________________________________________________________

                      The Board of  Directors  recommends  a vote  "FOR" all the listed nominees.

                                                     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of  notice  of  the  Annual
                                                     Meeting,  a proxy statement for the Annual Meeting.

                                                              Please sign exactly as your name appears on the
                                                              enclosed card.  When signing as attorney, executor,
                                                              administrator, trustee or guardian, please give
                                                              your full title.  If  shares are held  jointly,
                                                              each holder should sign.


                                                              Dated: ____________________________, 2001




                                                              __________________________________________
                                                              Print Name of Stockholder

                                                              __________________________________________
                                                              Signature of Stockholder

                                                              __________________________________________
                                                              Signature if held jointly

Please Complete, Date, Sign and Mail this Proxy Promptly in
the Enclosed Postage Prepaid Envelope.                                         VOTES MUST BE INDICATED      X
                                                                               (X) IN BLACK OR BLUE INK.

-------------------------------------------------------------------------------------------------------------------
                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE
